Exhibit 24

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ John D Johns
John D. Johns
Director, Chairman of the Board,
President and Chief Executive
Officer

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Richard J. Bielen
Richard J. Bielen
Vice Chairman and Chief
Financial Officer

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller
and Chief Accounting Officer

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Robert O. Burton
Robert O. Burton
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Elaine Chao
Elaine L. Chao
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Thomas L. Hamby
Thomas L. Hamby
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Vanessa Leonard
Vanessa Leonard
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Charles D. McCrary
Charles D. McCrary
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ John J. McMahon
John J. McMahon
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Hans H. Miller
Hans H. Miller
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Malcolm Portera
Malcolm Portera
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ C. Dowd Ritter
C. Dowd Ritter
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Jesse J. Spikes
Jesse J. Spikes
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ William A. Terry
William A. Terry
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ W. Michael Warren, Jr.
W. Michael Warren
Director

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or Director of Protective Life Corporation, a Delaware corporation (the “Corporation”), hereby constitutes and appoints John D. Johns, Deborah J. Long and Steve Callaway, and each of them, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in the undersigned’s name as an officer and/or Director of the Corporation one or more Registration Statements on Form S-8 of the Corporation (or amendments thereto) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the securities of the Corporation to be offered pursuant to the Corporation’s Long-Term Incentive Plan, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 5th day of November, 2012.

/s/ Vanessa Wilson
Vanessa Wilson
Director